                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                GEV CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                GEV CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                GEV CORPORATION
                                191 MASON STREET
                          GREENWICH, CONNECTICUT 06830

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 1994

                               ----------------

To the Stockholders of GEV CORPORATION

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GEV Corporation, a Delaware corporation formerly known as Finevest Foods, Inc. (the "Company"), will be held at the Second Floor Board Room, 165 Mason Street, Greenwich, Connecticut on Monday, May 23, 1994 at 10:00 A.M. for the following purposes:

  (1) To elect one Director to serve until his successor is duly elected and qualified;

  (2) To ratify the appointment of Deloitte & Touche as independent certified public accountants for the Company for the fiscal year ending December 31, 1994; and

  (3) To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

  In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on April 26, 1994 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

  As of April 1, 1994, Mr. William R. Berkley, Chairman of the Board of Directors of the Company, owned approximately 53.4% of the Company's Class A Common Stock (representing 52.2% of the voting power of the Company's outstanding capital stock) and thus has significant voting power to determine the results of the matters to be considered at the Annual Meeting. Mr. Berkley has advised the Company that he will vote FOR each of the proposals to be considered at the Annual Meeting.

  Your attention is directed to the accompanying Proxy Statement.

  You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed Proxy as promptly as possible in the enclosed reply envelope.

                                          By Order of the Board of Directors,

                                          /s/ Nelson A. Barber

                                          Nelson A. Barber
                                          Assistant Secretary
Dated: April 29, 1994

                                GEV CORPORATION
                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 1994

                               ----------------

                     SOLICITATION AND REVOCATION OF PROXIES

  The enclosed proxy is solicited by the Board of Directors of GEV Corporation (formerly known as Finevest Foods, Inc., the "Company") for use at the Annual Meeting of Stockholders to be held at the Second Floor Board Room, 165 Mason Street, Greenwich, Connecticut on Monday, May 23, 1994, at 10:00 A.M. and at any adjournment thereof. The giving of a proxy does not preclude a stockholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive office at any time prior to voting of the shares represented by the earlier proxy. In addition, stockholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting. If a returned proxy does not specify a vote for or against a proposal, it will be voted in favor thereof. The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and the Class B Common Stock, par value $.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). The Company's Annual Report for the fiscal year ended December 31, 1993 is simultaneously being mailed with this Proxy Statement. The approximate mailing date of this Proxy Statement and the proxy is April 29, 1994.

                               BANKRUPTCY FILINGS

  On February 11, 1991, the Company and each of its five operating subsidiaries filed voluntary petitions seeking reorganization under chapter 11 of the United States Bankruptcy Code. On July 9, 1992, the Second Amended Joint Plan of Reorganization filed by the Company and its dairy subsidiaries (the "Reorganization Plan") became fully effective pursuant to a confirmation order issued by the U.S. Bankruptcy Court.

                      OUTSTANDING STOCK AND VOTING RIGHTS

  Only stockholders of record at the close of business on April 26, 1994 are entitled to notice of and to vote at the Annual Meeting. The number of shares of voting stock of the Company outstanding on that date and entitled to vote was (i) 15,073,996 shares of Class A Common Stock and (ii) 3,077,419 shares of Class B Common Stock (which was issued to the Company's former lending banks under the Reorganization Plan). Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to one-tenth of one vote. Class A Common Stock and Class B Common Stock will vote together as a single class on all matters to be acted on at the Annual Meeting. Class B Common Stock is fully convertible at any time into Class A Common Stock on a share-for-share basis. Information as to persons beneficially owning 5% or more of the Common Stock may be found under the heading "Security Ownership of Certain Beneficial Owners and Management" herein.

  Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of the director nominee listed below, and FOR the ratification of the appointment of Deloitte & Touche as the Company's independent public accountants for its fiscal year ending December 31, 1994.

  All matters to be acted on at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting to constitute the action of the stockholders. In accordance with Delaware law, abstentions will, while broker nonvotes will not, be treated as present for purposes of the preceding sentence. A broker nonvote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required.

  As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                              ELECTION OF DIRECTOR

  As permitted by Delaware law, the Board of Directors of the Company is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. This year the term of a class consisting of one Director expires and it is the intention of the Board of Directors that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the reelection of William R. Berkley as Director to hold office for a term of three years until the Annual Meeting of Stockholders in 1997 and until his successor is duly chosen. Robert V. Mendelsohn, whose term as Director was to expire in 1996, resigned from the Board of Directors in January 1994. Andrew M. Bursky was elected in January 1994 by the Board of Directors to fill this vacancy.

  The persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee is unable to serve. However, the Board of Directors has no reason to believe that the nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than the one named nominee.

  The following table sets forth information regarding the nominee and the remaining Directors who will continue in office after the Annual Meeting.

                             SERVED AS
                            DIRECTOR OF
                            THE COMPANY            BUSINESS EXPERIENCE
                            CONTINUOUSLY          DURING PAST 5 YEARS,
 NAME                          SINCE            AGE AND OTHER INFORMATION
 ----                       ------------ --------------------------------------
 Nominee to Serve
 in Office Until 1997
 William R. Berkley (1)(2).     1988     Chairman of the Board of the Company
                                         since 1987. He also serves as Chairman
                                         of the Board of several companies
                                         which he controls or founded. These
                                         include W.R. Berkley Corporation,
                                         a property and casualty insurance
                                         company, and Interlaken Capital, Inc.,
                                         a private investment and consulting
                                         firm. Mr. Berkley is 48 years of age.
 Directors to Continue
 in Office Until 1995
 Donald J. Donahue (3).....     1988     Chairman of the Board of Magma Copper
                                         Company since 1987 and Chairman of
                                         Nacolah Holding Co., a life and health
                                         insurance company, from 1990 to
                                         1993. From 1984 to 1985, Mr. Donahue
                                         served as Chairman and was a director
                                         of KMI Continental Group, Inc., a
                                         natural resource conglomerate. From
                                         1975 to 1984, he was Vice Chairman and
                                         a director of Continental Group,
                                         Inc. Mr. Donahue is a trustee of
                                         Northeast Utilities, Inc. and a
                                         director of Signet Star Holdings,
                                         Inc., a reinsurance holding
                                         company. He is also a director of
                                         Counsellors Tandem Securities Fund,
                                         Inc. and eleven other registered
                                         investment companies managed by EMW
                                         Warburg Pincus Counsellors, Inc.
                                         (Warburg, Pincus Fixed Income Fund;
                                         Warburg, Pincus New York Municipal
                                         Bond Fund; Counsellors Global Fixed
                                         Income Fund, Inc.; Counsellors
                                         Intermediate Maturity Government Fund,
                                         Inc.; Warburg, Pincus Institutional
                                         Fund, Inc.; Counsellors International
                                         Equity Fund, Inc.; Counsellors New
                                         York Tax Exempt Fund, Inc.;
                                         Counsellors Cash Reserve Fund, Inc.;
                                         Warburg, Pincus Capital Appreciation
                                         Fund; Counsellors Emerging Growth
                                         Fund, Inc.; and Counsellors Tandem
                                         Securities Fund, Inc.). Mr. Donahue is
                                         69 years of age.
 Jack H. Nusbaum (2).......     1988     A Senior Partner and Co-Chairman in
                                         the New York law firm of Willkie Farr
                                         & Gallagher. Mr. Nusbaum is a director
                                         of W.R. Berkley Corporation, The Topps
                                         Company, Inc., a manufacturer of
                                         collectible picture products and gum,
                                         Signet Star Holdings, Inc., Republic
                                         New York Securities Corporation and
                                         Hirschl & Adler Galleries, Inc. Mr.
                                         Nusbaum is a member of the Retention
                                         Committee of the New York Partnership
                                         as well as a director and member of
                                         the Executive Committee of the New
                                         York City Economic Development
                                         Corporation. Mr. Nusbaum is also a
                                         trustee of Blythedale Children's
                                         Hospital, Prep for Prep, the Joseph
                                         Collins Foundation and the Robert Steel
                                         Foundation. Mr. Nusbaum is 53 years of
                                         age.

                        SERVED AS
                       DIRECTOR OF
                       THE COMPANY              BUSINESS EXPERIENCE
                       CONTINUOUSLY             DURING PAST 5 YEARS,
 NAME                     SINCE              AGE AND OTHER INFORMATION
 ----                  ------------ -------------------------------------------
 Directors to Continue
 in Office Until 1996
 Philip J. Ablove (3).     1991     Restructuring consultant since July
                                    1992. Mr. Ablove was President and Chief
                                    Executive Officer of the Company from
                                    January 1991 to July 1992, and a consultant
                                    to the Company from October 1990 to January
                                    1991. He has been a Director since January
                                    1991. He has served as an officer and
                                    director specializing in restructuring
                                    financially distressed companies since
                                    1983. He was a Director of Ironstone Group,
                                    Inc. from June 1988 until June 1990,
                                    Executive Vice President and Chief
                                    Financial Officer from September 1988 until
                                    February 1989 and President and Chief
                                    Operating Officer from February 1989 until
                                    June 1990. Ironstone Group, a publicly held
                                    holding company with interests in wholesale
                                    plumbing distribution and oil and gas
                                    exploration and production, filed a chapter
                                    11 petition in January 1991 for
                                    reorganization under Federal bankruptcy
                                    law. Mr. Ablove was Chairman of the Board
                                    of American National Petroleum Company, a
                                    subsidiary of the Ironstone Group, from
                                    December 1989 until June 1990 and Executive
                                    Vice President and a Director of Iron-Oak
                                    Supply Corporation from July 1988 until
                                    June 1990. Iron-Oak Supply Corporation
                                    filed a bankruptcy petition in January
                                    1991. Until June 1988, Mr. Ablove had been
                                    Senior Vice President and Chief Financial
                                    Officer (from April 1986) and a Director
                                    (from March 1986) of GCA Corporation, a
                                    company that manufactures and distributes
                                    semiconductor manufacturing equipment. Mr.
                                    Ablove is 53 years of age.
 George H. Conrades...     1988     President and CEO of Bolt Beranek and
                                    Newman Inc., a company engaged in packet
                                    switching data communications products and
                                    services, since January 1994. Mr. Conrades
                                    was Chairman of Conrades/Reilly Associates,
                                    Inc., a software and services firm, from
                                    August 1992 to January 1994. He joined
                                    International Business Machines Corporation
                                    in 1961 and served as an officer from 1978
                                    until his retirement in March 1992, at
                                    which time he was a Senior Vice President.
                                    Mr Conrades is Chairman of the Board of
                                    Trustees of Ohio Wesleyan University and a
                                    director of Bolt Beranek and Newman Inc.,
                                    LightStream Corporation and Westinghouse
                                    Corporation. Mr. Conrades is 55 years of
                                    age.
 Andrew M. Bursky (1).     1994     Managing Director of Interlaken Capital,
                                    Inc., a private investment and consulting
                                    firm, since May 1980. Mr. Bursky has been
                                    Chairman of the Board of Strategic
                                    Distribution, Inc., a publicly traded (OTC)
                                    distributor of maintenance and safety
                                    products to industry, since July 1988. Mr.
                                    Bursky is an executive officer of Idle Wild
                                    Farm, Inc., a privately owned manufacturer
                                    of frozen food, which, in October 1993,
                                    while he was an executive officer, filed a
                                    chapter 11 petition for reorganization
                                    under Federal bankruptcy law. Mr. Bursky is
                                    37 years of age.

- --------
(1) Member of Executive Committee.
(2) Member of Compensation and Stock Option Committee.
(3) Member of Audit Committee.

  It is the intention of the persons named on the enclosed form of proxy to vote "FOR" the election of the nominee for director named above.

                       BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors of the Company met four times during 1993. Each of the persons serving as a Director in 1993 attended at least 75% of the total number of meetings of the Board and meetings of the Committees of which the Director was a member. The Board has three standing committees: the Executive Committee, the Compensation and Stock Option Committee and the Audit Committee. The Board of Directors does not have a Nominating Committee and the usual functions of such a committee are performed by the entire Board of Directors.

  The Executive Committee, composed of Messrs. Berkley and Bursky, is authorized to act on behalf of the Board during periods between Board meetings. The Committee did not meet during 1993.

  The Compensation and Stock Option Committee, composed of Messrs. Berkley and Nusbaum, establishes the level of compensation to be paid to the Officers of the Company and administers the Stock Option Plan. The Committee met once during 1993 at a meeting attended by Messrs. Berkley and Nusbaum.

  The Audit Committee, composed in 1993 of Messrs. Ablove and Donahue, advises the Board as to the selection of the Company's independent public accountants, monitors their performance, reviews all reports submitted by them and consults with them with regard to the adequacy of internal controls. The Committee met once during 1993 at a meeting attended by Messrs. Donahue and Ablove.

COMPENSATION OF DIRECTORS

  In 1992, the Board of Directors established a policy under which each Director receives an annual retainer of $4,000 and a fee of $500 for each meeting attended. Pursuant to the Company's 1993 Non-Employee Director Stock Plan, the Company granted each non-employee Director 10,667 shares of Common Stock in payment of the 1993 annual retainer. The Company currently intends to pay the 1994 annual retainer to such Directors in Common Stock.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of April 1, 1994 those persons known by the Company to be the beneficial owners of more than 5% of the Common Stock:

                                                     AMOUNT AND NATURE
   TITLE OF              NAME AND ADDRESS              OF BENEFICIAL   PERCENT
    CLASS              OF BENEFICIAL OWNER               OWNERSHIP     OF CLASS
   --------            -------------------           ----------------- --------
 Class A      William R. Berkley(1)................      8,044,416       53.4
 Common Stock  c/o GEV Corporation
               191 Mason Street
               Greenwich, CT 06830
              Donald J. Donahue....................        827,666        5.5
               99 Indian Field Road
               Greenwich, CT 06830
                                                     AMOUNT AND NATURE
   TITLE OF              NAME AND ADDRESS              OF BENEFICIAL   PERCENT
    CLASS              OF BENEFICIAL OWNER               OWNERSHIP     OF CLASS
   --------            -------------------           ----------------- --------
 Class B      Chemical Bank, Barnett Bank of South
 Common Stock  Florida, N.A. and The Chase               3,077,419        100
               Manhattan Bank(2)...................
               c/o Chemical Bank
               Special Loan Group
               270 Park Avenue
               48th Floor
               New York, NY 10017

- --------
(1) Mr. Berkley's holdings represent 52.2% of the voting power of the Company's outstanding capital stock.
(2) Information obtained from a Schedule 13G, dated July 21, 1992, filed with the Securities and Exchange Commission by Chemical Bank ("Chemical"), Barnett Bank of South Florida, N.A. ("Barnett") and The Chase Manhattan Bank ("Chase"). The filing reported that (i) Chemical had acquired 2,305,676 shares of Class B Common Stock of which it was the beneficial owner with sole voting and dispositive power, (ii) Barnett had acquired 456,621 shares of Class B Common Stock of which it was the beneficial owner with sole voting and dispositive power and (iii) Chase had acquired 315,122 shares of Class B Common Stock of which it was the beneficial owner with sole voting and dispositive power. The filing further stated that while it had been made on a single basis under Rule
    13d-1(b)(1)(ii)(H) of the Securities Exchange Act of 1934, the banks disclaimed the existence of any group within the meaning of Exchange Act Rule 13d-5(b)(1). The holdings of Chemical, Barnett and Chase represent 1.5%, .3% and .2%, respectively, of the voting power of the Company's outstanding capital stock. The holdings of Chemical, Barnett and Chase represent 16.9% of the number of shares of Common Stock outstanding.

  The following table sets forth as of April 1, 1994 information regarding ownership by all officers and Directors of the Company, as a group, and each Director and officer individually, of the Common Stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                NAME OF              AMOUNT AND NATURE
     TITLE OF                 BENEFICIAL               OF BENEFICIAL   PERCENT
       CLASS                     OWNER                   OWNERSHIP     OF CLASS
     --------                 ----------             ----------------- --------
 Class A           Philip J. Ablove................         12,666          *
 Common            William R. Berkley(1)...........      8,044,416       53.4
 Stock             Andrew M. Bursky................        673,500        4.5
                   George H. Conrades..............        410,666        2.7
                   Donald J. Donahue...............        827,666        5.5
                   Jack H. Nusbaum.................         11,666          *
                   Nelson A. Barber................         33,000          *
                   All Officers and Directors as a
                   group (7).......................     10,013,580       66.4

- --------
 * less than 1%
(1) Mr. Berkley's holdings represent 52.2% of the voting power of the Company's outstanding capital stock.

  The Company knows of no current arrangements, including any pledge by any persons of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                             EXECUTIVE COMPENSATION

  The table below sets forth all compensation paid by the Company for services in all capacities for the three fiscal years ended December 31, 1993 to William
R. Berkley, Chairman of the Board of the Company, who receives no compensation for acting in a capacity similar to that of a chief executive officer and Nelson Barber, Vice President, Chief Financial Officer and Treasurer of the Company, who was compensated for his services through October 31, 1993. (In November 1993, Mr. Barber became Vice President--Controller/Treasurer of Fine Host Corporation, a privately held company of which Mr. Berkley is Chairman and majority stockholder.) Mr. Barber currently receives no compensation for the services rendered as Vice President--Chief Financial Officer and Treasurer of the Company. Mr. Barber is the only executive officer of the Company.

      NAME AND                                        ANNUAL
 PRINCIPAL POSITION                                COMPENSATION
 ------------------                                ------------     ALL OTHER
                                              YEAR    SALARY       COMPENSATION
                                              ---- ------------    ------------
William R. Berkley........................... 1993   $  2,000*        $4,000**
 Chairman of the Board                        1992      8,000***
                                              1991     16,000***
Nelson A. Barber............................. 1993     83,333*****
 Vice President--                             1992    100,000
 Chief Financial                              1991     98,500
 Officer and Treasurer****

- --------
    * Director's meeting fees.
   ** Mr. Berkley is not an officer of the Company. He received a grant of 10,666 shares of restricted Common Stock which was valued at $4,000 in payment of his 1993 annual director's retainer pursuant to the 1993 Non-Employee Director Stock Plan.
  *** Director's compensation only, which includes an annual retainer and meeting fees.
 **** Mr. Barber was named Vice President--Chief Financial Officer and
      Treasurer of the Company in June 1992. From January 1990 through May 1992, Mr. Barber was Corporate Controller of the Company.
***** Mr. Barber was only compensated through October 31, 1993.

                        EXECUTIVE OFFICER OF THE COMPANY

  Mr. Barber, the only executive officer of the Company during 1993, has been employed by the Company since June 1989. Mr. Barber was named Vice President-- Chief Financial Officer and Treasurer of the Company in June 1992. Since November 1993, Mr. Barber has also served as Vice President, Controller/Treasurer of Fine Host Corporation. From January 1990 through May 1992, Mr. Barber was Corporate Controller of the Company. Mr. Barber was Director of Corporate and International Accounting at Combustion Engineering from May 1987 to June 1989. Mr. Barber is 39 years of age.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock for the period commencing December 31, 1988 and ending December 31, 1993 to the cumulative total return on the Standard & Poor's 500 Stock Index and a peer group (consisting of Dean Foods Co., Fleming Companies Inc., Supervalu Inc. and Wetterau Inc. (which was acquired by Supervalu Inc. in October 1992)) consisting of those public companies whose business activities (wholesale food and dairy distribution) were similar to those of the Company from December 31, 1988 through December 31, 1992. For the period beginning on July 9, 1992, the graph relates to the Class A Common Stock, and the earlier period of the graph relates to the Company's Common Stock as it existed prior to that date. Dates are for fiscal years ending on December 31 in each of the years indicated. Since July 9, 1992, the date when the Reorganization Plan became effective and the Company emerged from bankruptcy proceedings, the Company believes that its historical peer group may no longer be relevant because, as a result of the Reorganization Plan, its operating subsidiaries have an independent board of directors and, during the term of certain agreements, management of the operating companies is vested in such independent board of directors. Management of the operating companies will revert to the Company upon certain conditions, including the payment by the operating subsidiaries of certain debt, at which time the peer group would be relevant. The Company is not an obligor or guarantor of the debt of the operating subsidiaries. This graph assumes a $100 investment in the Company's Common Stock and in each index on December 31, 1988, and that all dividends paid by companies included in each index and by the Company were reinvested.

                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
          AMONG GEV CORPORATION, S&P 500 INDEX AND PEER GROUP INDEX

                                    S&P       Peer
Measurement period     GEV          500       Group
(Fiscal year Covered)  Corporation  Index     Index
- ---------------------  -----------  --------  --------
Measurement PT -
12/88                    $ 100      $ 100     $ 100

FYE 12/89                $ 105.85   $ 131.69  $ 112.83
FYE 12/90                $  18.15   $ 127.6   $ 113.99
FYE 12/91                $   2.65   $ 166.47  $ 123.93
FYE 12/92                $   3.02   $ 179.15  $ 130.1
FYE 12/93                $   3.78   $ 197.21  $ 142.36

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation and Stock Option Committee (the "Compensation Committee") determines the compensation of the Company's Vice President--Chief Financial Officer and Treasurer, the only executive officer of the Company who was compensated for his services. The only element of his compensation was salary. While the Company was subject to the jurisdiction of the U.S. Bankruptcy Court, all salaries of officers were established by the Court and such salary levels were not changed through October 31, 1993. The Compensation Committee maintained the compensation of the Company's Vice President--Chief Financial Officer and Treasurer at the same level he was paid during 1992 because his duties and performance remained the same and the Company's performance remained the same. The Compensation Committee was satisfied that the Bankruptcy Court's analysis of the proper salary level remained applicable. As of November 1, 1993, Mr. Barber no longer receives any compensation from the Company although he continues to serve as the Company's Vice President--Chief Financial Officer and Treasurer. This change recognizes the diminution in Mr. Barber's post-reorganization responsibilities and that the Company does not have any operations.

                                          William R. Berkley

                                          Jack H. Nusbaum

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  William R. Berkley, a member of the Compensation Committee, is the Chairman of the Board of Directors of the Company and owns approximately 53.4% of the Class A Common Stock (representing 52.2% of the voting power of the Company's outstanding capital stock). Jack H. Nusbaum, a member of the Compensation Committee, is a Senior Partner and Co-Chairman in the law firm of Willkie Farr & Gallagher, which regularly acts as counsel to the Company.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  During 1990, the Company's Southeast Frozen Foods, Inc. subsidiary ("Southeast") borrowed an aggregate of $5,000,000 on an unsecured demand note basis from a private investment limited partnership in which companies affiliated with Mr. Berkley are all of the limited partners. No principal payments have been made on the note. The loans, which bear interest at an annual rate equal to the prime rate plus 1%, remain outstanding and the partnership is an unsecured creditor of the bankruptcy estate of Southeast (now renamed SEFCO Holdings, Inc.). Mr. Berkley's indirect interest in the loans is less than 10% of the aggregate principal amount thereof. The loans represent an allowed unsecured claim subject to the same treatment as all other similarly situated unaffiliated unsecured claims of the bankruptcy estate of Southeast.

  During 1991, the Company borrowed funds on an unsecured basis on several occasions from Mr. Berkley for working capital purposes at times when it had reached the borrowing limit under its bank credit agreement. Each such loan was permitted indebtedness under the credit agreement, bore interest at an annual rate of the prime rate plus 1% and was repaid as soon as funds were available. On February 1 and February 4, 1991, Mr. Berkley loaned an aggregate of $4,200,000 to the Company for working capital purposes. No principal payments have been made on this loan. The loan represents an allowed unsecured claim subject to the same treatment as all other similarly situated unaffiliated unsecured claims of the bankruptcy estate of the Company.

  On February 18, 1994, the Company circulated a Private Placement Memorandum offering a minimum of 4,000,000 shares and up to a maximum of 8,000,000 shares of Class A Common Stock. The shares were offered only to accredited investors, as defined in the rules of the Securities Act of 1933, as amended, at a price per share of $.25. The offering terminated on February 28, 1994. A minimum purchase of 15,000 shares was required. The Company sold 4,410,000 shares to certain investors, including five of its Directors and officers, through the private placement for approximately $1,000,000 in net proceeds. In the private placement, Messrs. Berkley, Bursky, Donahue, Conrades and Barber beneficially purchased 2,600,000 shares, 400,000 shares, 700,000 shares, 400,000 shares and 30,000 shares, respectively.

  Jack H. Nusbaum, a Director of the Company, is a Senior Partner and Co-Chairman in the law firm of Willkie Farr & Gallagher, which regularly acts as counsel to the Company.

  Each transaction involving officers of the Company, its controlling persons or affiliates was authorized at the time of the transaction or subsequently ratified by a majority of the Company's disinterested Directors. In the future, the Company will not enter into any transactions with affiliated parties unless a majority of the disinterested and independent Directors determine that the terms of such transactions will be at least as favorable to the Company as if made with non-affiliated parties.

                      APPOINTMENT OF INDEPENDENT AUDITORS

  Deloitte & Touche has been appointed by the Board of Directors as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1994. The Board of Directors is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of Deloitte & Touche is not ratified at the Annual Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 1994 fiscal year without further stockholder action. Further, even if the appointment of auditors is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment of auditors without submitting the matter to a vote of stockholders.

  It is expected that representatives of Deloitte & Touche will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

  It is the intention of the persons named on the enclosed form of proxy to vote "FOR" ratification of the selection of Deloitte & Touche unless otherwise directed.

                 STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

  It is anticipated that the next Annual Meeting of Stockholders after the one scheduled for May 23, 1994 will be held on or about May 20, 1995. All stockholder proposals relating to a proper subject for action at the 1995 Annual Meeting to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received by the Company for its consideration at its principal executive offices no later than December 30, 1994, all in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Any such proposal should be submitted by certified mail, return receipt requested.

                                          By Order of the Board of Directors,

                                          /s/ William R. Berkley
                                          -------------------------------------
                                          WILLIAM R. BERKLEY
                                            Chairman of the
                                                  Board

                                     PROXY

                                GEV CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEV CORPORATION
  IN CONNECTION WITH ITS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23,
                                     1994.

The undersigned hereby appoints Andrew M. Bursky and William R. Berkley, and each of these, proxies with several powers of substitution to vote for the undersigned at the Annual Meeting of Stockholders of GEV CORPORATION to be held on Monday, May 23, 1994, or any adjournment or postponement thereof, upon the matters below as described in the notices of meeting and accompanying proxy statement, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present hereby revoking any prior proxy or proxies. If more than one of the above named proxies shall be present in person or by substitute, a majority of the proxies so present and voting shall have and may exercise all the powers hereby granted.

  THIS PROXY IS CONTINUED ON THE REVERSE SIDE PLEASE SIGN ON THE REVERSE SIDE
                              AND RETURN PROMPTLY

                                                                     Please mark
                                                                [X]   your votes
                                                                       like this


               -----------
                 COMMON

(1) To elect one Director to hold office for a term of three years until the Annual Meeting of Stockholders in 1997 and until his successor is duly chosen:
    William R. Berkley.


      FOR the                    WITHHOLD
      nominee                    AUTHORITY
     (except as                 to vote for
  indicated to the              the nominee
      contrary)
        [_]                         [_]

(2) To ratify the appointment of Deloitte & Touche as independent certified public accountants for the Company for the fiscal year ending December 31, 1994.

    FOR   AGAINST   ABSTAIN
    [_]     [_]       [_]

(3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

    [_]     [_]       [_]




                                    Please SIGN exactly as name(s) appear on your stock certificates. For joint accounts, all co-owners should sign. Those signing as attorney, administrator, trustee, executor, guardian or corporate executor, please give your full title as such.
                                    Dated _______________________________, 1994
                                    Signature _________________________________
                                    Signature if held jointly _________________

                                    PLEASE MARK, SIGN, DATE AND MAIL THIS
                                    PROXY IN THE ENVELOPE PROVIDED.